UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2008

PORTER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	001-33033	61-1142247
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2500 Eastpoint Parkway, Louisville, Kentucky, 40223
(Address of principal executive offices)

(502) 499-4800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On May 22, 2008, Porter Bancorp, Inc. issued a press release announcing that shareholders elected seven directors and approved the amendment to the 2006 Non-Employee Directors Stock Ownership Incentive Plan at its annual meeting of shareholders. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K.

Item 8.01     Other Events.

On May 23, 2008, Porter Bancorp, Inc. issued a press release announcing that its Board of Directors declared a cash dividend of $0.21 per share. A copy of the press release is attached hereto as Exhibit 99.2 to this Form 8-K.

Item 9.01     Financial Statements and Exhibits.
      (d)  Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Porter Bancorp, Inc. on May 22, 2008
99.2	Press Release issued by Porter Bancorp, Inc. on May 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 23, 2008	Porter Bancorp Inc.

		By:	/s/ David B. Pierce
David B. Pierce
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued by Porter Bancorp, Inc. on May 22, 2008
99.2	Press Release issued by Porter Bancorp, Inc. on May 23, 2008